ATTACHMENT TO FORM 3
                             JOINT FILER INFORMATION


Name and Address:                            Daniel S. Loeb
                                             c/o Third Point LLC
                                             360 Madison Avenue, 24th Floor
                                             New York, NY 10017
Date of Event Requiring Statement:           February 4, 2005
Issuer Name and Ticker Symbol:               AEP Industries Inc. [AEPI]
Relationship to Issuer:                      10% Owner
Designated Filer:                            Third Point LLC


TABLE I INFORMATION
Title of Security:                           Common Stock, par value $0.01 per
                                             share (1)
Amount of Securities Beneficially Owned:     2,000,000 (1) (2)
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (2)

TABLE II INFORMATION
Title of Derivative Security:
Date Exercisable:
Expiration Date:
Title of Underlying Securities:
Number of Shares:
Conversion or Exercise Price:
Ownership Form:
Nature of Indirect Beneficial Ownership:







Signature:                                   /s/ Daniel S. Loeb
                                             ------------------------------
                                             Name: Daniel S. Loeb

                              ATTACHMENT TO FORM 3
                             JOINT FILER INFORMATION


Name and Address:                            Third Point Offshore Fund, Ltd.
                                             c/o Third Point LLC
                                             360 Madison Avenue, 24th Floor
                                             New York, NY 10017
Date of Event Requiring Statement:           February 4, 2005
Issuer and Ticker Symbol:                    AEP Industries Inc. [AEPI]
Relationship to Issuer:                      10% Owner
Designated Filer:                            Third Point LLC


TABLE I INFORMATION
Title of Security:                           Common Stock, par value $0.01 per
                                             share (1)
Amount of Securities Beneficially Owned:     1,319,000 (1) (2)
Ownership Form:                              D (1) (2)
Nature of Indirect Beneficial Ownership:

TABLE II INFORMATION
Title of Derivative Security:
Date Exercisable:
Expiration Date:
Title of Underlying Securities:
Number of Shares:
Conversion or Exercise Price:
Ownership Form:
Nature of Indirect Beneficial Ownership:





Signature:                                   THIRD POINT OFFSHORE FUND, LTD.

                                             By: /s/ Daniel S. Loeb
                                                 ------------------------------
                                                 Name:  Daniel S. Loeb
                                                 Title: Director